UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-5003

Blue Chip Value Fund, Inc.

 (Exact name of registrant as specified in charter)

1225 17th Street, 26th Floor, Denver, Colorado 80202
(Address of principal executive offices) (Zip code)

Michael P. Malloy
Drinker Biddle & Reath LLP

One Logan Square

Suite 2000

Philadelphia, Pennsylvania 19103-6996

 (Name and address of agent for service)

Registrant’s Telephone Number, including Area Code: (800) 624-4190

Date of fiscal year end: December 31

Date of reporting period: June 30, 2010

Item 1. Reports to Stockholders.

The following is a copy of the report to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

Semi- Annual Report to Stockholders June 30, 2010

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INVESTMENT ADVISER’S COMMENTARY

Dear Fellow Stockholders:	August 4, 2010

     The first half of 2010 proved to be challenging with most equity indexes suffering declines. Blue Chip Value Fund’s net asset value decline was a disappointing –11.44%, compared to its benchmark, the S&P 500 Index which declined –6.65%.

     Previously, we have written about the length of the low-quality, low share-price “junk” rally that began in March 2009 and the fact that it was getting “long in the tooth” by historical standards. The duration of such rallies has typically been 10 months. During the second quarter, this rally came to an end and the market began to reward companies with better fundamentals. Early in that process the Fund’s performance relative to the benchmark began to improve. However, as economic indicators peaked and the recovery appeared to be slowing, the Fund’s significant exposure to economically sensitive companies led it to underperform. As a result, we shifted the portfolio towards less economically sensitive companies during the second quarter.

     We believe that there will be slow economic recovery and modest job growth through 2011, most likely due to uncertainties in Europe, risks from state and local budget deficits and strained consumer confidence. With these uncertainties in mind, management reduced the Fund’s borrowing under its line of credit by 10% during the first quarter and a further reduction of 20% was made during the second quarter. The entire borrowing was repaid shortly after quarter-end as a part of management’s risk reduction efforts. The line of credit remains open and the Fund may borrow pursuant to the line in the future in accordance with its investment objective and policies.

     Fund holding Qualcomm Inc. a designer, manufacturer and marketer of digital wireless telecommunications in the communications sector, continued to struggle in the first half of 2010. A large amount of Qualcomm’s cash flow comes from royalty payments that are calculated as a percentage of a phone’s realized price. This company has not grown as fast as projected this year as a result of phone providers selling phones for lower than expected prices to end users. We believe that the diffusion of 3G technology around the globe, which drives higher priced smart phone usage, together with an improving economy over time, should help Qualcomm’s business.

     Symantec, a security software company in the technology sector, underperformed during the semi-annual period. Symantec is a company that, we believe, investors are currently undervaluing, even though management is focusing on creating shareholder value through measured growth, a strong focus on profits and cash flow, and a share repurchase plan at attractive prices.

     Symantec and Qualcomm were among the stocks that contributed to the technology and communications sectors being the Fund’s worst performing sectors relative to the Fund’s benchmark, the S&P 500 Index during the semi-annual period.

2	Semi-Annual Report June 30, 2010

       SunTrust Banks was among the best performing stocks in the portfolio during the semi-annual period. Evidence of economic and property value stability in the first quarter allowed SunTrust to finish up nearly 15% for the first half of 2010. We believe SunTrust has an excellent banking franchise in the southeast that should become increasingly profitable as property values stabilize. However, with conflicting evidence regarding the economic recovery, the position was sold subsequent to quarter end and was replaced with securities we believe are less sensitive to property price volatility.

     Campbell Soup Co. was also up for the semi-annual period, helping consumer staples to outperform the index on a relative basis. Merchandising improvements and increasing demand given the economic environment, continued to drive improving results at the company.

     As noted above, investors have become increasingly skeptical of the U.S./global recovery as a number of economic indicators have flashed caution signals. Challenges remain, among them: car and housing sales have contracted after government stimulus programs expired; job creation remains anemic; and persistently high unemployment rates continue to point to a consumer that cannot be expected to be the engine driving strong GDP growth. While we believe recent slowdown concerns may prove to be a typical correction from both a market and economic standpoint, we are monitoring the situation closely. We continue to believe that over the next year, companies with strong fundamentals should be rewarded by investors.

     As always, we want to thank our shareholders for their continued support in these volatile market conditions.

Sincerely,

Todger Anderson, CFA President, Blue Chip Value Fund, Inc. Chairman, Denver Investment Advisors LLC

      The Investment Adviser’s Commentary included in this report contains certain forward-looking statements about the factors that may affect the performance of the Fund in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Fund, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Fund. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

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Sector Diversification in Comparison to S&P 500 as of June 30, 2010*
	Fund	S&P 500
Basic Materials	6.6%	2.9%
Capital Goods	4.5%	7.5%
Commercial Services	4.8%	2.4%
Communications	8.2%	7.2%
Consumer Cyclical	12.9%	13.0%
Consumer Staples	7.0%	10.5%
Energy	10.6%	9.9%
Interest Rate Sensitive	12.6%	15.5%
Medical/Healthcare	10.7%	11.4%
REITs	0.0%	1.3%
Technology	15.1%	12.9%
Transportation	3.7%	1.8%
Utilities	3.1%	3.7%
Short-Term Investments	0.2%	0.0%
*Sector diversification percentages are based on the Fund’s total investments at market value. Sector diversification is subject to change and may not be representative of future investments.

Average Annual Total Returns as of June 30, 2010
Return	6 Mos.	1-Year	3-Year	5-Year	10-Year
Blue Chip Value Fund – NAV	(11.44%)	8.12%	(11.44%)	(2.11%)	0.29%
Blue Chip Value Fund – Market Price	(9.84%)	13.15%	(16.84%)	(7.57%)	(1.33%)
S&P 500 Index	(6.65%)	14.43%	(9.81%)	(0.79%)	(1.59%)

Past performance is no guarantee of future results. Share prices will fluctuate, so that a share may be worth more or less than its original cost when sold. Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Rights offerings, if any, are assumed for purposes of this calculation to be fullysubscribed under the terms of the rights offering. Please note that the Fund’s total return shown above does not reflect the deduction of taxes that a stockholder would pay on Fund distributions or the cost of sale of Fund shares. Current performance may be higher or lower than the total return shown above. Please visit our website at www.blu.com to obtain the most recent month end returns. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total investment return based on the net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods. The Fund’s annualized gross expense ratio for the six months ended June 30, 2010 was 1.26%.

4	Semi-Annual Report June 30, 2010

Comparison of Change in Value of $10,000 Investment in Blue Chip Value Fund versus the S&P 500 Index

     This chart compares the change in market price and net asset value of an investment of $10,000 in the Fund since January 1, 2000, compared to the S&P 500 Index. The comparison assumes the reinvestment of all distributions and full participation in any “rights offerings” during the period.

Please Note: Performance calculations are as of the end of December each year and the current period end. Past performance is not indicative of future results. This chart assumes an investment of $10,000 on 1/1/2000. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

S&P 500 Index is a broad-based measurement of changes in stock market conditions based on the average performance of 500 widely held common stocks. It is an unmanaged index.

Please see Average Annual Total Return information and disclosures on page 4.

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History of Market Price and Net Asset Value January 1, 2000 through June 30, 2010

     This chart shows the change in the Fund’s market price and net asset value on a per share basis since January 1, 2000, along with the annual distribution totals.

Please Note: line graph points are as of the end of each calendar quarter.

Past performance is no guarantee of future results. Share prices will fluctuate, so that a share may be worth more or less than its original cost when sold.

[1]Reflects the actual market price of one share as it has traded on the NYSE.

[2]Reflects the actual NAV of one share.

[3]The graph above includes the distribution totals on a book basis since January 1, 2000, which equal $5.48 per share. The NAV per share is reduced by the amount of the distribution on the ex-dividend date. The sources of these distributions are depicted in the chart on the next page.

6	Semi-Annual Report June 30, 2010

Historical Sources of Distributions January 1, 2000 through June 30, 2010
				Total	Total
	Net			Amount of	Amount of
	Investment	Capital	Return of	Distribution	Distribution
Year	Income	Gains	Capital	(Tax Basis)	(Book Basis)
2000	$0.053000	$0.837000	$0.000000	$0.89	$0.89
2001	$0.041200	$0.362500	$0.336300	$0.74	$0.74
2002	$0.035100	$0.000000	$0.524900	$0.56	$0.56
2003	$0.013600	$0.000000	$0.496400	$0.51	$0.51
2004	$0.028300	$0.531700	$0.000000	$0.56	$0.56
2005	$0.015000	$0.112800	$0.442200	$0.57	$0.57
2006	$0.018200	$0.126000	$0.435800	$0.58	$0.58
2007	$0.014600	$0.211800	$0.213600	$0.44	$0.58
2008	$0.018000	$0.007300	$0.464700	$0.49	$0.42
2009	$0.016294	$0.000000	$0.123706	$0.14	$0.07
Totals	$0.253294	$2.189100	$3.037606	$5.48	$5.48

% of Total
Distribution	4.62%	39.95%	55.43%	100%

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DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

     The Blue Chip Value Fund Inc.’s (the “Fund”) Dividend Reinvestment and Cash Purchase Plan (the “Plan”) offers stockholders the opportunity to reinvest the Fund’s dividends and distributions in additional shares of the Fund. A stockholder may also make additional cash investments under the Plan.

     Participating stockholders will receive additional shares issued at a price equal to the net asset value per share as of the close of the New York Stock Exchange on the record date (“Net Asset Value”), unless at such time the Net Asset Value is higher than the market price of the Fund’s common stock plus brokerage commission. In this case the Fund, through BNY Mellon Shareowner Services, (the “Plan Administrator”) will attempt, generally over the next 10 business days (the “Trading Period”), to acquire shares of the Fund’s common stock in the open market at a price plus brokerage commission which is less than the Net Asset Value. In the event that prior to the time such acquisition is completed, the market price of such common stock plus commission equals or exceeds the Net Asset Value, or in the event that such market purchases are unable to be completed by the end of the Trading Period, then the balance of the distribution shall be completed by issuing additional shares at Net Asset Value. The reinvestment price is then determined by the weighted average price per share, including trading fees, of the shares issued by the Fund and/or acquired by the Plan Administrator in connection with that transaction.

     Participating stockholders may also make additional cash investments (minimum $50 and maximum $10,000 per month) to acquire additional shares of the Fund. Please note, however, that these additional shares will be purchased at market value plus brokerage commission (without regard to net asset value) per share. The transaction price of shares and fractional shares acquired on the open market for each participant’s account in connection with the Plan shall be determined by the weighted average price per share, including trading fees, of the shares acquired by the Plan Administrator in connection with that transaction.

     A registered stockholder may join the Plan by completing an Enrollment Form from the Plan Administrator. The Plan Administrator will hold the shares acquired through the Plan in book-entry form, unless you request share certificates. If your shares are registered with a broker, you may still be able to participate in the Fund’s Dividend Reinvestment and Cash Purchase Plan. Please contact your broker about how to reregister your shares through the Direct Registration System and to inquire if there are any fees which may be charged by the broker to your account.

     The automatic reinvestment of dividends and distributions will not relieve participants of any income taxes that may be payable (or required to be withheld) on dividends or distributions, even though the stockholder does not receive the cash.

8	Semi-Annual Report June 30, 2010

     A stockholder may elect to withdraw from the Plan at any time on prior written notice, and receive future dividends and distributions in cash. There is no penalty for withdrawal from the Plan and stockholders who have withdrawn from the Plan may rejoin in the future. In addition, you may request the Plan Administrator to sell all or a portion of your shares. When your shares are sold, you will receive the proceeds less a service charge of $15.00 and trading fees of $0.02 per share. The Plan Administrator will generally sell your shares on the day your request is received in good order, however the Plan Administrator reserves the right to take up to 5 business days to sell your shares. Shares will be aggregated by the Plan Administrator with the shares of other participants selling their shares that day and sold on the open market. A participant will receive the weighted average price minus trading fees and service charges of all liquidated shares sold by the Plan Administrator on the transaction date.

     The Fund may amend the Plan at any time upon 30-days prior notice to participants.

     Additional information about the Plan may be obtained from the Plan Administrator by writing to BNY Mellon Shareowner Services, 480 Washington Blvd., Jersey City, NJ 07310, by telephone at (800) 624-4190 (option #1) or by visiting the Plan Administrator at www.bnymellon.com/shareowner.

BLUE CHIP VALUE FUND BOARD CONSIDERATIONS RELATING TO THE ADVISORY CONTRACT RENEWAL

     The Board of Directors of the Fund decided on February 10, 2010 whether to renew the Advisory Agreement with Denver Investments (the “Agreement”). Prior to making its determination, the Board received detailed information from Denver Investments, including, among other things, information provided by an independent rating and ranking organization and Denver Investments comparing the performance, advisory fee and other expenses of the Fund to that of relevant peer groups identified by the organization and the Fund’s benchmark and information responsive to requests by the Fund’s independent counsel for certain information to assist the Board in its considerations, including Denver Investments’ Form ADV. In addition, the Board reviewed a memorandum from its independent counsel detailing the Board’s duties and responsibilities in considering renewal of the Agreement.

     In reaching its decision to renew the Agreement, the Board, including a majority of the Directors who are not interested persons under the Investment Company Act of 1940 (the “Independent Directors”), considered, among other things: (i) the nature, extent and quality of Denver Investments’ services provided to the Fund, Denver Investments’ compliance culture and resources committed to its compliance program; (ii) the experience and qualifications of the portfolio management team; (iii) Denver Investments’ investment philosophy and process; (iv) Denver Investments’ assets under management and client descriptions; (v) Denver Investments’ brokerage and

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soft dollar commission reports; (vi) current advisory fee arrangement with the Fund and Denver Investments’ other similarly managed mutual fund client, noting that Denver Investments did not provide advisory fee information on its other separate account clients, because those clients are not managed similarly to the Fund’s large cap value style; (vii) independent rating and ranking organization information comparing the Fund’s performance, advisory fee and other expenses to those of comparable funds; (viii) information provided by Denver Investments on the Fund’s performance in relation to its benchmark index and Denver Investments’ other similarly managed mutual fund client and composite large-cap core performance; (ix) Denver Investments’ financial statements, Form ADV, profitability analysis related to providing advisory and administrative services to the Fund; (x) the level of Denver Investments’ insurance coverage; (xi) compensation and possible benefits to Denver Investments and its affiliates arising from their advisory, administrative and other relationships with the Fund; and (xii) the extent to which economies of scale are relevant to the Fund.

     During the course of its deliberations, the Board, including a majority of Independent Directors, reached the following conclusions, among others, regarding Denver Investments and the Agreement: that Denver Investments had the capabilities, resources and personnel necessary to manage the Fund; that the performance of the Fund as of December 31, 2009 over the previous 1, 3, 5 and 10 year periods was competitive with that of its peer groups, benchmark index and Denver Investments’ other similarly managed mutual fund client and composite large-cap core performance; the advisory fee is competitive with that of its peer groups, consistent with Denver Investments’ other similarly managed mutual fund client and is fair and reasonable; that the combined advisory and co-administration fee payable to Denver Investments is also competitive with that of its peer group; the Fund’s expense ratio, without interest expense from the line of credit, is favorable compared to the peer group averages. The Board determined that it was reasonable to factor out the interest expense on the Fund’s expenses and performance to those of the peer group because none of these funds incur interest expense. The Board also concluded that the expected profit to Denver Investments for advisory and administrative services seemed reasonable based on the data Denver Investments provided; that the benefits derived by Denver Investments from managing the Fund, including how Denver Investments uses soft-dollars, and the ways in which it conducts portfolio transactions for the Fund and selects brokers are reasonable; and that the breakpoints in the advisory and administrative fees payable to Denver Investments allow shareholders to benefit from economies of scale as the Fund’s asset level increases.

     Based on the factors considered, the Board, including a majority of the Independent Directors, concluded that it was appropriate to renew the Agreement.

10	Semi-Annual Report June 30, 2010

OTHER IMPORTANT INFORMATION

     Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase, from time to time, shares of its common stock on the open market.

How to Obtain a Copy of the Fund’s Proxy Voting Policies and Records

     A description of the policies and procedures that are used by the Fund’s investment adviser to vote proxies relating to the Fund’s portfolio securities is available (1) without charge, upon request, by calling (800) 624-4190; (2) on the Fund’s website at www.blu.com and (3) on the Fund’s Form N-CSR which is available on the U.S. Securities and Exchange Commission (“SEC”) website at www.sec.gov.

     Information regarding how the Fund’s investment adviser voted proxies relating to the Fund’s portfolio securities during the most recent 12-month period ended June 30 is available, (1) without charge, upon request by calling (800) 624-4190; (2) on the Fund’s website at www.blu.com and (3) on the SEC website at www.sec.gov.

Quarterly Portfolio Holdings

     The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. In addition, the Fund’s complete schedule of portfolio holdings for the first and third quarters of each fiscal year is available on the Fund’s website at www.blu.com.

Send Us Your E-mail Address

     If you would like to receive monthly portfolio composition and characteristic updates, press releases and financial reports electronically as soon as they are available, please send an e-mail to blu@denvest.com and include your name and e-mail address. You will still receive paper copies of any required communications and reports in the mail. This service is completely voluntary and you can cancel at any time by contacting us via e-mail at blu@denvest.com or toll-free at 1-800-624-4190.

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BLUE CHIP VALUE FUND, INC.

STATEMENT OF INVESTMENTS
June 30, 2010 (Unaudited)
			Market
	Shares	Cost	Value
COMMON STOCKS – 108.45%
BASIC MATERIALS – 6.26%
Chemicals – 1.08%
Ecolab Inc.	22,900	$1,039,252	$1,028,439

Forestry & Paper – 5.18%
Ball Corp.	41,940	2,200,539	2,215,690
International Paper Co.	118,900	2,791,000	2,690,707
		4,991,539	4,906,397
TOTAL BASIC MATERIALS		6,030,791	5,934,836

CAPITAL GOODS – 5.10%
Aerospace & Defense – 2.95%
General Dynamics Corp.	22,100	1,444,761	1,294,176
Raytheon Co.	31,000	1,465,509	1,500,090
		2,910,270	2,794,266
Industrial Products – 2.15%
ITT Corp.	45,500	2,500,494	2,043,860
TOTAL CAPITAL GOODS		5,410,764	4,838,126

COMMERCIAL SERVICES – 5.22%
Business Products & Services – 2.46%
Quanta Services Inc.**	113,000	3,475,189	2,333,450
IT Services – 1.48%
Computer Sciences Corp.	31,050	1,630,333	1,405,012
Transaction Processing – 1.28%
The Western Union Co.	81,000	1,341,107	1,207,710
TOTAL COMMERCIAL SERVICES		6,446,629	4,946,172

COMMUNICATIONS – 6.36%
Networking – 2.04%
Cisco Systems Inc.**	90,600	2,171,026	1,930,686
Telecomm Equipment & Solutions – 4.32%
QUALCOMM Inc.	71,800	3,242,660	2,357,912
Research In Motion Ltd.**	35,300	2,171,448	1,738,878
		5,414,108	4,096,790
TOTAL COMMUNICATIONS		7,585,134	6,027,476

CONSUMER CYCLICAL – 11.66%
Apparel & Footwear Manufacturers – 3.83%
Nike Inc. – Class B	31,150	1,956,597	2,104,183
VF Corp.	21,500	1,644,371	1,530,370
		3,600,968	3,634,553

12	Semi-Annual Report June 30, 2010

STATEMENT OF INVESTMENTS (cont’d.)
			Market
	Shares	Cost	Value
Department Stores – 2.53%
Macy’s Inc.	133,700	$2,378,598	$2,393,230
Other Consumer Services – 1.67%
Expedia Inc.	84,100	2,127,898	1,579,398
Restaurants – 1.18%
Darden Restaurants Inc.	28,840	904,420	1,120,434
Specialty Retail – 2.45%
Best Buy Co. Inc.	68,600	2,706,816	2,322,796
TOTAL CONSUMER CYCLICAL		11,718,700	11,050,411

CONSUMER STAPLES – 8.26%
Consumer Products – 3.02%
Colgate Palmolive Co.	36,400	2,894,135	2,866,864
Food & Agricultural Products – 5.24%
Campbell Soup Co.	67,900	2,476,554	2,432,857
Unilever N.V. (Netherlands)	92,700	3,284,852	2,532,564
		5,761,406	4,965,421
TOTAL CONSUMER STAPLES		8,655,541	7,832,285

ENERGY – 10.52%
Exploration & Production – 3.76%
Occidental Petroleum Corp.	46,180	3,199,115	3,562,787
Integrated Oils – 4.65%
Exxon Mobil Corp.	25,500	1,852,956	1,455,285
Marathon Oil Corp.	94,800	3,366,930	2,947,332
		5,219,886	4,402,617
Oil Services – 2.11%
Ensco PLC	26,200	1,238,471	1,029,136
Noble Corp.**	31,500	1,244,622	973,665
		2,483,093	2,002,801
TOTAL ENERGY		10,902,094	9,968,205

INTEREST RATE SENSITIVE – 14.62%
Money Center Banks – 5.57%
Bank of America Corp.	221,900	3,660,624	3,188,703
JPMorgan Chase & Co.	57,200	2,479,199	2,094,092
		6,139,823	5,282,795
Property Casualty Insurance – 3.50%
ACE Ltd. (Switzerland)	38,700	2,109,636	1,992,276
The Travelers Cos. Inc.	26,900	1,295,715	1,324,825
		3,405,351	3,317,101

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STATEMENT OF INVESTMENTS (cont’d.)
			Market
	Shares	Cost	Value
Regional Banks – 2.31%
Comerica Inc.	32,200	$1,138,099	$1,185,926
SunTrust Banks Inc.	42,900	895,276	999,570
		2,033,375	2,185,496
Securities & Asset Management – 3.24%
The Bank of New York Mellon Corp.	71,400	2,205,946	1,762,866
The Goldman Sachs Group Inc.	10,000	1,376,179	1,312,700
		3,582,125	3,075,566
TOTAL INTEREST RATE SENSITIVE		15,160,674	13,860,958

MEDICAL & HEALTHCARE – 13.08%
Medical Technology – 2.79%
Zimmer Holdings Inc.**	49,000	3,345,140	2,648,450
Pharmaceuticals – 10.29%
Abbott Laboratories	53,000	2,802,905	2,479,340
Amgen Inc.**	54,500	3,254,315	2,866,700
Forest Laboratories Inc.**	80,000	2,176,616	2,194,400
Pfizer Inc.	154,868	2,774,241	2,208,418
		11,008,077	9,748,858
TOTAL MEDICAL & HEALTHCARE		14,353,217	12,397,308

TECHNOLOGY – 15.83%
Computer Software – 5.95%
Microsoft Corp.	134,200	3,626,075	3,087,942
Symantec Corp.**	184,200	3,261,616	2,556,696
		6,887,691	5,644,638
PC’s & Servers – 6.63%
Dell Inc.**	190,500	2,801,439	2,297,430
International Business Machines Corp.	32,300	3,849,141	3,988,404
		6,650,580	6,285,834
Semiconductors – 3.25%
Altera Corp.	61,900	1,229,760	1,535,739
Intel Corp.	79,200	1,488,976	1,540,440
		2,718,736	3,076,179
TOTAL TECHNOLOGY		16,257,007	15,006,651

TRANSPORTATION – 4.77%
Railroads – 4.77%
Norfolk Southern Corp.	49,800	2,622,314	2,641,890
Union Pacific Corp.	27,100	1,672,102	1,883,721
		4,294,416	4,525,611
TOTAL TRANSPORTATION		4,294,416	4,525,611

14	Semi-Annual Report June 30, 2010

STATEMENT OF INVESTMENTS (cont’d.)
			Market
	Shares	Cost	Value
UTILITIES – 6.77%
Independent Power – 2.40%
Exelon Corp.	28,200	$1,077,082	$1,070,754
Public Service Enterprise Group Inc.	38,500	1,244,282	1,206,205
		2,321,364	2,276,959
Integrated Gas & Electric – 1.10%
Dominion Resources Inc.	27,000	1,090,643	1,045,980
Regulated Electric – 3.27%
Edison International	64,200	2,046,266	2,036,424
Entergy Corp.	14,800	1,085,108	1,059,976
		3,131,374	3,096,400
TOTAL UTILITIES		6,543,381	6,419,339
TOTAL COMMON STOCKS		113,358,348	102,807,378

SHORT TERM INVESTMENTS – 0.13%
Fidelity Institutional Money Market
Government Portfolio - Class I(1)
(7 Day Yield 0.04%)	126,416	126,416	126,416
TOTAL SHORT TERM INVESTMENTS		126,416	126,416

TOTAL INVESTMENTS	108.58%	$113,484,764	$102,933,794
Liabilities in Excess of Other Assets	(8.58)%		(8,138,965)
NET ASSETS	100.00%		$94,794,829
**Non-dividend paying stock
(1)Investments in other funds are calculated at their respective net asset values or determined by those funds, in accordance with the Investment Company Act of 1940.
Sector and industry classifications presented herein are based on the sector and industry categorization methodology of the Investment Adviser to the Fund.

COUNTRY BREAKDOWN
As of June 30, 2010 (Unaudited)
		Market
Country		Value	%
United States		$98,408,954	103.81%
Netherlands		2,532,564	2.67%
Switzerland		1,992,276	2.10%
Total Investments		$102,933,794	108.58%
Liabilities in Excess of Other Assets		(8,138,965)	(8.58%)
Net Assets		$94,794,829	100.00%

Please note the country classification is based on the company headquarters. All of the Fund’s investments are traded on U.S. exchanges.
See accompanying notes to financial statements.

1-800-624-4190 • www.blu.com	15

BLUE CHIP VALUE FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES
June 30, 2010 (Unaudited)

ASSETS
Investments at market value (cost $113,484,764)	$102,933,794
Receivable for securities sold	2,193,643
Dividends and interest receivable	88,754
Other assets	21,654
TOTAL ASSETS	105,237,845

LIABILITIES
Loan payable to bank (Note 5)	8,210,000
Interest due on loan payable to bank	10,468
Payable for investment securities purchased	2,116,334
Advisory fee payable	53,474
Administration fee payable	7,651
Accrued Compliance Officer fees	3,019
Accrued expenses and other liabilities	42,070
TOTAL LIABILITIES	10,443,016
NET ASSETS	$94,794,829

COMPOSITION OF NET ASSETS
Capital stock, at par	$284,639
Paid-in-capital	108,493,226
Undistributed net investment income	216,402
Accumulated net realized loss	(3,648,468)
Net unrealized depreciation on investments	(10,550,970)
NET ASSETS	$94,794,829

SHARES OF COMMON STOCK OUTSTANDING
(100,000,000 shares authorized at $0.01 par value)	28,463,912

Net asset value per share	$3.33

See accompanying notes to financial statements.

16	Semi-Annual Report June 30, 2010

BLUE CHIP VALUE FUND, INC.

STATEMENT OF OPERATIONS
For the Six Months Ended June 30, 2010 (Unaudited)

INCOME
Dividends (net of foreign withholding taxes of $16,825)	$882,626
Interest	82
TOTAL INCOME		$882,708

EXPENSES
Investment advisory fee (Note 4)	337,691
Administrative services fee (Note 4)	47,759
Interest on outstanding loan payable to bank	72,882
Directors’ fees	42,997
Legal fees	42,586
Stockholder reporting	33,527
Transfer agent fees	32,068
Audit and tax fees	14,837
NYSE listing fees	13,378
Chief Compliance Officer fees	10,675
Insurance and fidelity bond	10,601
Custodian fees	4,760
Other	2,545
TOTAL EXPENSES		666,306
NET INVESTMENT INCOME		216,402
REALIZED AND UNREALIZED LOSS
ON INVESTMENTS
Net realized loss on investments		(3,394,312)
Change in net unrealized appreciation or
depreciation of investments		(8,917,075)
NET REALIZED AND UNREALIZED LOSS
ON INVESTMENTS		(12,311,387)
NET DECREASE IN NET ASSETS
RESULTING FROM OPERATIONS		$(12,094,985)

See accompanying notes to financial statements.

1-800-624-4190 • www.blu.com	17

BLUE CHIP VALUE FUND, INC.

STATEMENTS OF CHANGES IN NET ASSETS
	For the	For the
	Six Months Ended	Year Ended
	June 30, 2010	December 31,
	(Unaudited)	2009
Increase/(decrease) in net assets
from operations:
Net investment income	$216,402	$463,872
Net realized gain/(loss) on investments	(3,394,312)	1,301,120
Change in net unrealized appreciation
or depreciation of investments	(8,917,075)	24,839,041
	(12,094,985)	26,604,033

Decrease in net assets from distributions
to stockholders from:
Net investment income	—	(463,872)
Tax return of capital	—	(1,529,359
	—	(1,993,231)

NET INCREASE/(DECREASE) IN NET ASSETS	(12,094,985)	24,610,802

NET ASSETS
Beginning of year	106,889,814	82,279,012
End of year (including undistributed net investment
income of $216,402 and $0, respectively)	$94,794,829	$106,889,814

See accompanying notes to financial statements.

18	Semi-Annual Report June 30, 2010

BLUE CHIP VALUE FUND, INC.

STATEMENT OF CASH FLOWS
For the Six Months Ended June 30, 2010 (Unaudited)

Cash Flows from Operating Activities
Net decrease in net assets from operations	$(12,094,985)
Adjustments to reconcile net increase in net
assets from operations to net cash provided
by operating activities:
Purchase of investment securities	(24,145,145)
Proceeds from disposition of investment securities	27,039,748
Net sale of short-term investment securities	121,022
Proceeds from class-action litigation settlements	47,291
Net realized loss from securities investments	3,394,312
Net change in unrealized depreciation
on investments	8,917,075
Increase in receivable for securities sold	(2,193,643)
Decrease in dividends and interest receivable	77,919
Increase in other assets	(2,967)
Increase in payable for securities purchased	2,116,334
Decrease in advisory fee payable	(4,403)
Decrease in interest due on loan payable to bank	(1,815)
Decrease in administrative fee payable	(531)
Decrease in accrued Compliance Officer fees	(1,662)
Decrease in other accrued expenses and payables	(13,550)
Net cash provided by operating activities	3,255,000

Cash Flows from Financing Activities
Repayment of bank borrowing	(3,255,000)
Net cash used in financing activities	(3,255,000)

Net increase in cash	0
Cash, beginning balance	0
Cash, ending balance	0

Supplemental disclosure of cash flow information:
Cash paid during the period for interest from bank borrowing: $74,697.

See accompanying notes to financial statements.

1-800-624-4190 • www.blu.com	19

BLUE CHIP VALUE FUND, INC.

FINANCIAL HIGHLIGHTS
	Six Months
	Ended
Per Share Data	June 30,
(for a share outstanding throughout each period)	2010 (Unaudited)
Net asset value – beginning of year	$3.76
Investment operations(1)
Net investment income	0.01
Net gain/(loss) on investments	(0.44)
Total from investment operations	(0.43)
Distributions
From net investment income	—
From net realized gains on investments	—
Tax return of capital	—
Total distributions	—
Net asset value, end of period	$3.33

Per share market value, end of period	$2.84
Total investment return(2) based on:
Market Value	(9.84%)
Net Asset Value	(11.44%)
Ratios/Supplemental data:
Ratio of total expenses to average net assets(3)	1.26	%(4)
Ratio of net investment income to average net assets	0.41	%(4)
Ratio of total distributions to average net assets	0.00%
Portfolio turnover rate(5)	21%
Net assets – end of period (in thousands)	$94,795
See accompanying notes to financial statements.
(1)Per share amounts calculated based on average shares outstanding during the period.

(2)Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Rights offerings, if any, are assumed for purposes of this calculation to be fully subscribed under the terms of the rights offering. Please note that the Fund’s total investment return does not reflect the deduction of taxes that a stockholder would pay on Fund distributions or the sale of Fund shares. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total investment return based on the net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods.

20	Semi-Annual Report June 30, 2010

		For the year ended December 31,
	2009	2008	2007	2006	2005
	$2.89	$5.35	$5.73	$5.62	$5.76

	0.02	0.02	0.01	0.02	0.01
	0.92	(2.06)	0.19	0.67	0.42
	0.94	(2.04)	0.20	0.69	0.43

	(0.02)	(0.02)	(0.02)	(0.02)	(0.02)
	—	(0.01)	(0.21)	(0.13)	(0.11)
	(0.05)	(0.39)	(0.35)	(0.43)	(0.44)
	(0.07)	(0.42)	(0.58)	(0.58)	(0.57)
	$3.76	$2.89	$5.35	$5.73	5.62
	$3.15	$2.35	$5.21	$5.96	6.31

	37.97%	(49.27%)	(3.3%)	4.6%	3.7%
	33.92%	(39.25%)	3.3%	12.9%	7.1%

	1.37%	1.38%	1.34%	1.36%	1.33%
	0.51%	0.41%	0.25%	0.32%	0.21%
	2.21%	9.51%	10.04%	10.25%	10.13%
	86%	51%	40%	37%	41%
	$106,890	$82,279	$152,091	$160,663	$155,208

(3)

For the six months ended June 30, 2010 and the years ended December 31, 2009, 2008, 2007, 2006, and 2005, the ratio of total expenses to average net assets excluding interest expense was 1.13%, 1.22%, 1.09%, 0.93%, 0.92% and 0.97%, respectively.

(4)	Annualized.
(5)

A portfolio turnover rate is the percentage computed by taking the lesser of purchases or sales of portfolio securities (excluding short-term investments) for the year and dividing it by the monthly average of the market value of the portfolio securities during the year. Purchases and sales of investment securities (excluding short-term securities) for the six months ended June 30, 2010 were $24,145,145 and $27,039,748, respectively.

1-800-624-4190 • www.blu.com	21

BLUE CHIP VALUE FUND, INC.

NOTES TO FINANCIAL STATEMENTS

June 30, 2010 (Unaudited)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

     Blue Chip Value Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company.

     The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation – All securities of the Fund are valued as of the close of regular trading on the New York Stock Exchange (“NYSE”), generally 4:00 p.m. (Eastern Time), on each day that the NYSE is open. Listed securities are generally valued at the last sales price as of the close of regular trading on the NYSE. Securities traded on the National Association of Securities Dealers Automated Quotation (“NASDAQ”) are generally valued at the NASDAQ Official Closing Price (“NOCP”). In the absence of sales and NOCP, such securities are valued at the mean of the bid and asked prices.

     Securities having a remaining maturity of 60 days or less are valued at amortized cost which approximates market value.

     When market quotations are not readily available or when events occur that make established valuation methods unreliable, securities of the Fund may be valued at fair value determined in good faith by or under the direction of the Board of Directors. Factors which may be considered when determining the fair value of a security include (a) the fundamental data relating to the investment; (b) an evaluation of the forces which influence the market in which the security is sold, including the liquidity and depth of the market; (c) the market value at date of purchase; (d) information as to any transactions or offers with respect to the security or comparable securities; and (e) any other relevant matters.

Investment Transactions – Investment transactions are accounted for on the date the investments are purchased or sold (trade date). Realized gains and losses from investment transactions and unrealized appreciation and depreciation of investments are determined on the “specific identification” basis for both financial statement and federal income tax purposes. Dividend income is recorded on the ex-dividend date. Interest income, which includes interest earned on money market funds, is accrued and recorded daily.

22	Semi-Annual Report June 30, 2010

Federal Income Taxes – No provision for income taxes is included in the accompanying financial statements, as the Fund intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

     The Fund evaluates tax positions taken (or expected to be taken) in the course of preparing the Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements.

     Management of the Fund analyzes all open tax years, as defined by the Statute of Limitations, for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the fiscal year ended December 31, 2009, the Fund did not have a liability for any unrecognized tax benefits. The Fund files income tax returns in the U.S. federal jurisdiction and Colorado. For the years ended December 31, 2006 through December 31, 2009 for the federal jurisdiction and for the years ended December 31, 2005 through December 31, 2009, for Colorado, the Fund’s returns are still open to examination by the appropriate taxing authority.

Classification of Distributions to Shareholders – Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.

      The tax character of the distributions paid was as follows:

	Six Months Ended	Year Ended
	June 30,	December 31,
	2010	2009
Distributions paid from:
Ordinary income	$—	$463,872
Long-term capital gain	—	—
Tax return of capital	—	$3,521,833
Total	$—	$3,985,705

1-800-624-4190 • www.blu.com	23

     As of June 30, 2010, the components of distributable earnings on a tax basis were as follows:

Undistributed net investment income	$216,402
Accumulated net realized loss	(3,648,468)
Net unrealized depreciation	(10,550,970)
Total	$(13,983,036)

     The difference, if any, between book basis and tax basis is typically attributable to the tax deferral of losses on wash sales, corporate actions and post October losses.

Distributions to Stockholders – Distributions to stockholders are recorded on the ex-dividend date.

     Prior to May 1, 2009, the Fund maintained a “managed distribution policy” (the “Policy”) which distributed at least 2.5% of its net asset value quarterly to its stockholders. The distributions were not related to the amount of the Fund’s net investment income or net realized capital gains or losses. If the Fund’s total distributions for a year exceeded the Fund’s “current and accumulated earnings and profits,” the excess was treated as non-taxable return of capital, reducing the stockholder’s adjusted basis in their shares.

     The Fund’s Policy was suspended, as approved by the Board of Directors, at the regular meeting held May 1, 2009. The Board took this action after considering a number of factors including, but not limited to, the outlook for the overall economy, an assessment of investment opportunities, the asset size and expense ratio of the Fund and the negative impact that the policy may have on the asset level and expense ratio. The Fund will continue to pay out any net investment income and net realized capital gains on an annual basis.

     The Board will continue to evaluate the Fund’s Policy and may reinstate the Policy at its discretion.

Use of Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the amounts reported in the financial statements and disclosures made in the accompanying notes to the financial statements. Actual results could differ from those estimates.

24	Semi-Annual Report June 30, 2010

2. FAIR VALUE MEASUREMENTS

     A three-tier hierarchy has been established for fair value measurement based on the extent of use of “observable inputs” as compared to “unobservable inputs” for disclosure purposes and requires additional disclosures about these valuations measurements. Inputs refer broadly to the assumptions that market participants would use in pricing a security. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the security developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the security developed based on the best information available in the circumstances.

    The three-tier hierarchy is summarized as follows:

Level 1 – quoted and unadjusted prices in active markets for identical investments.

Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

     The following is a summary of the inputs used as of June 30, 2010 in valuing the Fund’s assets:

Assets:		Level 2 –
		Other	Level 3 –
	Level 1 –	Significant	Significant
Investments in	Quoted	Observable	Unobservable
Securities at Value*	Prices	Inputs	Inputs	Total
Common Stocks	$102,807,378	$—	$—	$102,807,378
Short Term Investments	126,416	—	—	126,416
Total	$102,933,794	$—	$—	$102,933,794

*For detailed Industry descriptions, see the accompanying Statement of Investments.

     All securities of the Fund were valued using Level 1 inputs during the six months ended June 30, 2010. Thus a reconciliation of assets in which significant unobservable inputs (Level 3) were used is not applicable.

     The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

     In April 2009, the Financial Accounting Standards Board (“FASB”) issued “Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly,” which provides additional guidance for estimating fair value in accordance with Fair Value Measurements when the volume and level of activity for the asset or liability have significantly decreased as well as guidance on identifying

1-800-624-4190 • www.blu.com	25

circumstances that indicate a transaction is not orderly. Additionally, it amends the Fair Value Measurement Standard by expanding disclosure requirements for reporting entities surrounding the major categories of assets and liabilities carried at fair value. The required disclosures have been incorporated into the summary of inputs table above. Management expects the Fund’s investments to typically be classified as Level 1 and therefore applying this guidance did not have a material impact on the Fund’s financial statements.

3. UNREALIZED APPRECIATION AND DEPRECIATION OF INVESTMENTS (TAX BASIS)

As of June 30, 2010:
Gross appreciation (excess of value over tax cost)	$2,044,554
Gross depreciation (excess of tax cost over value)	(12,595,524)
Net unrealized depreciation	$(10,550,970)
Cost of investments for income tax purposes	$113,484,764

4. INVESTMENT ADVISORY AND ADMINISTRATION SERVICES

     The Fund has an Investment Advisory Agreement with Denver Investment Advisors LLC, also doing business as Denver Investments (“Denver Investments”), whereby an investment advisory fee is paid to Denver Investments based on an annual rate of 0.65% of the Fund’s average weekly net assets up to $100,000,000 and 0.50% of the Fund’s average weekly net assets in excess of $100,000,000. The management fee is paid monthly based on the average of the net assets of the Fund computed as of the last business day the New York Stock Exchange is open each week. Certain officers and a director of the Fund are also officers of Denver Investments.

     ALPS Fund Services, Inc. (“ALPS”) and Denver Investments serve as the Fund’s co-administrators. The Administrative Agreement includes the Fund’s administrative and fund accounting services. The administrative services fee is based on the current annual rate for ALPS and Denver Investments, respectively, of 0.0955% and 0.01% of the Fund’s average daily net assets up to $75,000,000, 0.05%, and 0.005% of the Fund’s average daily net assets between $75,000,000 and $125,000,000, and 0.03% and 0.005% of the Fund’s average daily net assets in excess of $125,000,000 plus certain out-of-pocket expenses. The administrative service fee is paid monthly.

     The Directors have appointed a Chief Compliance Officer who is also Treasurer of the Fund and an employee of Denver Investments. The Directors agreed that the Fund would reimburse Denver Investments a portion of his compensation for his services as the Fund’s Chief Compliance Officer.

26	Semi-Annual Report June 30, 2010

5. LOAN OUTSTANDING

     The Fund has a line of credit with The Bank of New York Mellon (“BONY”) in which the Fund may borrow up to the lesser of 15% of the Fund’s total assets, $15,000,000 or the maximum amount the Fund is permitted to borrow under the Investment Company Act of 1940. For the period January 1, 2010 through February 28, 2010 the interest rate reset daily at overnight Federal Funds Rate plus 1.00%. Effective March 1, 2010, the interest rate changed to overnight Federal Funds Rate plus 1.25% and the Fund pays an annual loan facility fee of 0.03%. The borrowings under the BONY loan are secured by a perfected security interest on all of the Fund’s assets.

      Details of the loan outstanding are as follows:

			Average for the
	As of		Six Months Ended
	June 30,		June 30,
	2010		2009
Loan outstanding	$8,210,000		$10,525,663
Interest rate	1.40%	*	1.28%
% of Fund’s total assets	7.80%		10.00%
Amount of debt per share outstanding	$0.29		$0.37
Number of shares outstanding (in thousands)	28,464		28,464 **

**Annualized
**Weighted average

6. NEW ACCOUNTING PRONOUNCEMENT

     In January 2010, FASB issued Accounting Standards Updated No. 2010-06, “Improving Disclosures About Fair Value Measurements” (“ASU”). The ASU requires enhanced disclosures about (1) transfers into and out of Levels 1 and 2 and (2) purchases, sales, issuances, and settlements on a gross basis relating to Level 3 measurements. The first disclosure is effective for the first reporting period (including interim periods) beginning after December 15, 2009, and the second disclosure will be effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years. The implementation of the first disclosure required by the ASU did not have a material effect on the Company’s financial disclosures contained in this Report. Management is currently evaluating the impact the adoption of the second disclosure of this ASU will have on the Fund’s financial statement disclosures.

7. RESULTS OF ANNUAL MEETING OF STOCKHOLDERS

     The Annual Meeting of Stockholders of the Fund (the “Annual Meeting”) was held May 4, 2010 pursuant to notice given to all stockholders of record at the close of business on Februray 26, 2010. At the Annual Meeting, stockholders were asked to approve the following:

1-800-624-4190 • www.blu.com	27

Proposal 1.

     To elect Todger Anderson as the Class I director to serve until the Annual Meeting in the year 2013. The number of shares voting for the election of Mr. Anderson was 18,942,920 and 1,969,898 votes were withheld.

Proposal 2.

     To ratify the appointment by the Board of Directors of Deloitte & Touche LLP as the Fund’s independent registered public accounting firm for its fiscal year ending December 31, 2010. The number of shares voting for Proposal 2 was 19,372,854, the number voting against was 1,403,192 and the number abstaining was 136,772.

8. SUBSEQUENT EVENT

     Subsequent to period end, the Fund repaid the outstanding balance of the loan described in Note 5. The line of credit remains open and the Fund may borrow pursuant to the line in the future in accordance with its investment objective and policies.

28	Semi-Annual Report June 30, 2010

BOARD OF DIRECTORS

Kenneth V. Penland, Chairman
Todger Anderson, Director
Lee W. Mather, Jr, Director
Richard C. Schulte, Director
Roberta M. Wilson, Director

OFFICERS

Kenneth V. Penland, Chairman
Todger Anderson, President
Mark M. Adelmann, Vice President
Nancy P. O’Hara, Secretary
Jasper R. Frontz, Treasurer, Chief Compliance Officer

Investment Adviser/Co-Administrator
Denver Investments
1225 17th Street, 26th Floor
Denver, CO 80202

Stockholder Relations
(800) 624-4190 (option #2)
e-mail : blu@denvest.com

Custodian
The Bank of New York Mellon
One Wall Street
New York, NY 10286

Co-Administrator
ALPS Fund Services, Inc.
1290 Broadway, Suite 1100
Denver, CO 80203

Transfer Agent Dividend Reinvestment Plan Agent
(Questions regarding your Account)
BNY Mellon Shareowner Services
480 Washington Blvd.
Jersey City, NJ 07310
 (800) 624-4190 (option #1)
www.melloninvestor.com

Item 2. Code of Ethics.

            Not Applicable to Semi-Annual Report.

Item 3. Audit Committee Financial Expert.

            Not Applicable to Semi-Annual Report.

Item 4. Principal Accountant Fees and Services.

Not applicable to Semi-Annual Report.

Item 5. Audit Committee of Listed Registrants.

            Not applicable to Semi-Annual Report.

Item 6. Investments.

(a)  Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the Reports to Stockholders filed under Item 1 of this form.

(b)  Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

            Not applicable to Semi-Annual Report.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

(a) Not applicable to Semi-Annual Report.

(b) There have been no changes in any of the portfolio managers identified in response to paragraph (a)(1) of this Item in the registrant’s most recent annual report on Form N-CSR.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to Vote of Security Holders.

            There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K or this Item.

Item 11. Controls and Procedures.

(a)       The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b)       There was no change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)   Not applicable.

(a)(2)   Separate certifications for the registrant's Principal Executive Officer and Principal Financial Officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached hereto as Ex99.CERT.

(a)(3)   Not applicable.

(b)        A certification for the registrant's Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached hereto as Ex99.906CERT.  The certification furnished pursuant to this paragraph is not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certification is not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates it by reference.

SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Blue Chip Value Fund, Inc.

By: /s/ Todger Anderson
Todger Anderson
President and Chief Executive Officer

Date: September 3, 2010

            Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Todger Anderson
Todger Anderson
President and Chief Executive Officer

Date: September 3, 2010

By: /s/ Jasper R. Frontz
Jasper R. Frontz
Treasurer and Chief Financial Officer

Date: September 3, 2010